Saga Communications, Inc. Reports 4th Quarter and Year End 2018 Results; Net Operating Revenue increased 4.7% for the Quarter and 5.7% for the Year

GROSSE POINTE FARMS, Mich., March 12, 2019 /PRNewswire/ -- Saga Communications, Inc. (Nasdaq: SGA) today reported net revenue increased 4.7% to $32.9 million for the quarter ended December 31, 2018. Income from continuing operations before tax increased $2.3 million to $6.0 million compared to $3.7 million last year. Operating income increased $2.1 million to $6.0 million and station operating expense increased $523 thousand to $23.8 million for the quarter. Diluted earnings per share from continuing operations was $0.72/share in the fourth quarter of 2018 compared to $2.52/share during the same period in 2017. During the 4th quarter of 2017 the Company recognized an income tax benefit of $11.2 million compared to an income tax expense of $1.7 million for the same period in 2018. The income tax benefit in 2017 was primarily due to an $11.5 million reduction in our deferred tax liability as a result of the Tax Cuts and Jobs Act. Free cash flow from continuing operations was $5.9 million for the quarter ended December 31, 2018 compared to $6.6 million for the same period in 2017.

Net revenue increased 5.7% to $124.8 million for the twelve months ended December 31, 2018. Income from continuing operations before tax increased $3.1 million to $19.4 million compared to $16.3 million last year. Operating income increased $2.5 million to $19.7 million and station operating expense increased $6.0 million to $93.7 million for the twelve month period. Diluted earnings per share from continuing operations was $2.30/share for the twelve month period in 2018 compared to $3.77/share during the same period in 2017. Free cash flow from continuing operations was $19.5 million for the twelve months ended December 31, 2018 compared to $17.4 million for the same period in 2017.

On a same station basis for the twelve months ended December 31, 2018 net revenue increased 1.1% to $116.5 million. Operating income increased $2.6 million to $19.4 million and station operating expense increased $642 thousand to $86.0 million.

The Company had $44.7 million in cash on hand as of December 31, 2018 and $40.7 million as of March 11, 2019. The Company's total bank debt was $20 million as of December 31, 2018 and $15 million as of March 11, 2019. Including the recently announced $0.30 per share dividend which will be paid on March 29, 2019, the Company will have paid over $64 million in dividends since December 3, 2012.

The results for the twelve month period ended December 31, 2017 were affected by the sale of the Company's television stations and purchase of radio stations in Charleston and Hilton Head, SC on September 1, 2017.

Capital expenditures from continuing operations were $1.5 million in the fourth quarter of 2018 which was flat with the same period in 2017. For the total year capital expenditures from continuing operations were $5.9 million in 2018 compared to $6.3 million in 2017. The Company expects to spend approximately $5.0 to 5.5 million for capital expenditures during 2019.

The Company closed on its purchase of the assets of radio stations WOGK(FM), WNDT(FM), WNDD(FM) and WNDN(FM), from Ocala Broadcasting Corporation, LLC on December 31, 2018. All the stations serve the Gainesville-Ocala, Florida radio market.

Saga's 2018 4th Quarter and Year End conference call will be on Tuesday, March 12, 2019 at 11:00 a.m. EDT. The dial-in number for the call is 612/288-0329. A transcript of the call will be posted to the Company's website as soon as it is available after the call.

The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 10:00 a.m. EDT on March 12, 2019 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.

The attached Selected Supplemental Financial Data tables disclose "actual", "same station", "proforma", and discontinued operations information as well as the Company's trailing 12 month consolidated EBITDA. The "actual" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period. The "proforma" amounts assume all acquisitions in 2017 and 2018 occurred as of January 1, 2017.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information, free cash flow, trailing 12 month consolidated EBITDA, and consolidated net leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive based compensation of executives and other members of management and as a measure of financial position. Saga's management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Consolidated and Supplemental Financial Data tables.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes," "expects," "anticipates," "guidance" and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga's ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga's business, are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our Annual Report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. Saga owns or operates broadcast properties in 27 markets, including 79 FM radio stations, 34 AM radio stations and 76 metro signals. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Twelve Months Ended
December 31, 2018 and 2017
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2018	2017	2018	2017
Operating Results
Net operating revenue	$ 32,938	$ 31,464	$ 124,829	$ 118,149
Station operating expense	23,761	23,238	93,727	87,759
Corporate general and administrative	3,154	2,782	11,359	11,657
Other operating expense	14	124	61	55
Impairment of intangible assets	-	1,449	-	1,449
Operating income	6,009	3,871	19,682	17,229
Interest expense	229	212	946	903
Interest income	(187)	-	(631)	-
Other expense (income), net	2	-	(23)	-
Income from continuing operations, before tax	5,965	3,659	19,390	16,326
Income tax expense (benefit)	1,670	(11,200)	5,700	(5,920)
Income from continuing operations, net of tax	4,295	14,859	13,690	22,246
Income (loss) from discontinued operations, net of tax	-	(30)	-	32,471
Net income	$ 4,295	$ 14,829	$ 13,690	$ 54,717

Basic Earnings (loss) per share:
From continuing operations	$ 0.72	$ 2.52	$ 2.30	$ 3.77
From discontinued operations	-	(0.01)	-	5.50
Basic earnings per share	$ 0.72	$ 2.51	$ 2.30	$ 9.27

Diluted Earnings (loss) per share:
From continuing operations	$ 0.72	$ 2.52	$ 2.30	$ 3.77
From discontinued operations	-	(0.01)	-	5.50
Diluted earnings per share	$ 0.72	$ 2.51	$ 2.30	$ 9.27

Weighted average common shares	5,820	5,815	5,829	5,803
Weighted average common and common
equivalent shares	5,820	5,815	5,829	5,807

Free Cash Flow
Net income	$ 4,295	$ 14,829	$ 13,690	$ 54,717
Plus: Depreciation and amortization:
Station	1,718	1,749	6,507	5,962
Corporate	70	75	279	289
Discontinued operations	-	-	-	445
Deferred tax provision (benefit)	780	(10,690)	2,660	(8,670)
Non-cash compensation	526	518	2,201	2,279
Other operating expense from continuing operations	14	124	61	55
Other operating expensefrom discontinued operations	-	-	-	31
Gain on the disposal of discontinued operations, net of tax	-	-	-	(29,902)
Impairment of intangible assets	-	1,449	-	1,449
Other expense (income), net	2	-	(23)	-
Less: Capital expenditures from continuing operations	(1,472)	(1,521)	(5,922)	(6,246)
Capital expenditures from discontinued operations	-	(210)	-	(335)
Free cash flow	$ 5,933	$ 6,323	$ 19,453	$ 20,074

			December 31,
			2018	2017
Balance Sheet Data
Working capital			$ 45,430	$ 55,269
Net fixed assets			$ 59,103	$ 56,235
Net intangible assets and other assets			$ 120,779	$ 116,360
Total assets			$ 248,477	$ 248,769
Long-term debt (including current portion
of $5,000 and $0, respectively)			$ 20,000	$ 25,000
Stockholders' equity			$ 184,999	$ 179,465

Saga Communications, Inc.
Selected Supplemental Financial Data
For The Three and Twelve Months Ended
December 31, 2018 and 2017
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2018 (1)	2017(1)	2018 (1)	2017(1)
Results of Discontinued Operations
Net operating revenue	$ -	$ -	$ -	$ 14,238
Station operating expense	-	30	-	9,757
Other operating expense	-	-	-	31
Operating income (loss)	-	(30)	-	4,450
Interest expense	-	-	-	21
Income (loss) before income taxes	-	(30)	-	4,429
Gain on the disposal of discontinued operations, before tax	-	-	-	50,842
Income (loss) from discontinued operations, before tax	-	(30)	-	55,271
Income tax expense	-	-	-	22,800
Income (loss) from discontinued operations, net of tax	$ -	$ (30)	$ -	$ 32,471

Free Cash Flow from Discontinued Operations
Income (loss) from discontinued operations, net of tax	$ -	$ (30)	$ -	$ 32,471
Plus: Depreciation and amortization	-	-	-	445
Other operating expense (income) from discontinued operations	-	-	-	31
Less: Gain on the disposal of discontinued operations, net of tax	-	-	-	(29,902)
Capital expenditures from discontinued operations	-	(210)	-	(335)
Free cash flow from discontinued operations	$ -	$ (240)	$ -	$ 2,710

(1)

Results of operations for the Television stations are reflected through August 31, 2017.  The effective date of the sale was September 1, 2017.  The three months ended December 31, 2017 activity was a result of additional expenses incurred after the sale of the television stations was completed.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
December 31, 2018 and 2017
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2018	2017	2018	2017	2018	2017
Consolidated
Net operating revenue	$ 32,938	$ 31,464	$ 32,938	$ 31,464	$ 34,008	$ 32,447
Station operating expense	23,761	23,238	23,761	23,238	24,697	24,106
Corporate general and administrative	3,154	2,782	3,154	2,782	3,154	2,782
Other operating expense	14	124	14	124	14	124
Impairment of intangible assets	-	1,449	-	1,449	-	1,449
Operating income	6,009	3,871	$ 6,009	$ 3,871	6,143	3,986
Interest expense	229	212			229	212
Interest income	(187)	-			(187)	-
Other expense (income), net	2	-			2	-
Income from continuing operations, before tax	5,965	3,659			6,099	3,774
Income tax expense (benefit)	1,670	(11,200)			1,711	(11,153)
Income from continuing operations, net of tax	4,295	14,859			4,388	14,927
Income (loss) from discontinued operations, net of tax	-	(30)			-	(30)
Net income	$ 4,295	$ 14,829			$ 4,388	$ 14,897

Basic Earnings (loss) per share:
From continuing operations	$ 0.72	$ 2.52			$ 0.74	$ 2.52
From discontinued operations	-	(0.01)			-	(0.01)
Basic earnings per share	$ 0.72	$ 2.51			$ 0.74	$ 2.51

Diluted Earnings (loss) per share:
From continuing operations	$ 0.72	$ 2.52			$ 0.74	$ 2.52
From discontinued operations	-	(0.01)			-	(0.01)
Diluted earnings per share	$ 0.72	$ 2.51			$ 0.74	$ 2.51

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2018	2017	2018	2017	2018	2017
Depreciation and amortization
by segment
Radio Stations	$ 1,718	$ 1,749	$ 1,718	$ 1,749	$ 1,851	$ 1,882
Corporate and Other	70	75	70	75	70	75
	$ 1,788	$ 1,824	$ 1,788	$ 1,824	$ 1,921	$ 1,957

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2017 and 2018 occurred as of January 1, 2017.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Twelve Months Ended
December 31, 2018 and 2017
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2018	2017	2018	2017	2018	2017
Consolidated
Net operating revenue	$ 124,829	$ 118,149	$ 116,504	$ 115,264	$ 129,228	$ 128,180
Station operating expense	93,727	87,759	85,959	85,317	97,314	96,218
Corporate general and administrative	11,359	11,657	11,359	11,657	11,359	11,657
Other operating expense (income), net	61	55	(191)	53	61	55
Impairment of intangible assets	-	1,449	-	1,449	-	1,449
Operating income	19,682	17,229	$ 19,377	$ 16,788	20,494	18,801
Interest expense	946	903			946	903
Interest income	(631)	-			(631)	-
Other expense (income), net	(23)	-			(23)	-
Income from continuing operations, before tax	19,390	16,326			20,202	17,898
Income tax expense (benefit)	5,700	(5,920)			5,944	(5,276)
Income from continuing operations, net of tax	13,690	22,246			14,258	23,174
Income from discontinued operations, net of tax	-	32,471			-	32,471
Net income	$ 13,690	$ 54,717			$ 14,258	$ 55,645

Basic Earnings (loss) per share:
From continuing operations	$ 2.30	$ 3.77			$ 2.40	$ 3.93
From discontinued operations	-	5.50			-	5.50
Basic earnings per share	$ 2.30	$ 9.27			$ 2.40	$ 9.43

Diluted Earnings (loss) per share:
From continuing operations	$ 2.30	$ 3.77			$ 2.40	$ 3.93
From discontinued operations	-	5.50			-	5.50
Diluted earnings per share	$ 2.30	$ 9.27			$ 2.40	$ 9.43

	Actual		Same Station (1)		Pro Forma (2)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2018	2017	2018	2017	2018	2017
Depreciation and amortization
by segment
Radio Stations	$ 6,507	$ 5,962	$ 5,475	$ 5,629	$ 7,039	$ 7,148
Discontinued Operations	-	445	-	-	-	445
Corporate and Other	279	289	279	289	279	289
	$ 6,786	$ 6,696	$ 5,754	$ 5,918	$ 7,318	$ 7,882

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2017 and 2018 occurred as of January 1, 2017.

Saga Communications, Inc.
Selected Supplemental Financial Data
December 31, 2018
(amounts in 000's except ratios)
(Unaudited)

	12 Months Ended	Add:	12 Months Ended
	December 31,	Proforma	December 31,
	2018	Acquisitions	2018
Trailing 12 Month Consolidated Earnings Before Interest,
Taxes, Depreciation and Amortization ("EBITDA") (1)
Net income	$ 13,690	$ 568	$ 14,258
Exclusions:
Gain (loss) on sale of assets from continuing operations	(61)	-	(61)
Gain on insurance proceeds	23	-	23
Interest or other non-operating income	631	-	631
Other	(107)	-	(107)
Total exclusions	486	-	486
Consolidated adjusted net income (1)	13,204	568	13,772
Plus: Interest expense	946	-	946
Income tax expense	5,700	244	5,944
Depreciation & amortization expense	6,786	532	7,318
Non-cash stock based compensation expense	2,201	-	2,201
Trailing twelve month consolidated EBITDA (1)	$ 28,837	$ 1,344	$ 30,181

Total long-term debt, including current maturities			$ 20,000
Divided by trailing twelve month consolidated EBITDA (1)			30,181
Leverage ratio			0.66

(1) As defined in the Company's credit facility.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three and Twelve Months Ended
December 31, 2018 and 2017
(amounts in 000's)
(Unaudited)

Reconciliation of Actual Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2018	Period	2018	2017	Period	2017
Consolidated
Net operating revenue	$ 32,938	$ -	$ 32,938	$ 31,464	$ -	$ 31,464
Station operating expense	23,761	-	23,761	23,238	-	23,238
Corporate general and administrative	3,154	-	3,154	2,782	-	2,782
Other operating expense	14	-	14	124	-	124
Impairment of intangible assets	-	-	-	1,449	-	1,449
Operating income	$ 6,009	$ -	$ 6,009	$ 3,871	$ -	$ 3,871

Depreciation and amortization	$ 1,788	$ -	$ 1,788	$ 1,824	$ -	$ 1,824

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2018	Period	2018	2017	Period	2017
Consolidated
Net operating revenue	$ 124,829	$ (8,325)	$ 116,504	$ 118,149	$ (2,885)	$ 115,264
Station operating expense	93,727	(7,768)	85,959	87,759	(2,442)	85,317
Corporate general and administrative	11,359	-	11,359	11,657	-	11,657
Other operating (income) expense	61	(252)	(191)	55	(2)	53
Impairment of intangible assets	-	-	-	1,449	-	1,449
Operating income	$ 19,682	$ (305)	$ 19,377	$ 17,229	$ (441)	$ 16,788

Depreciation and amortization	$ 6,786	$ (1,032)	$ 5,754	$ 6,696	$ (778)	$ 5,918

CONTACT: Samuel D. Bush, 313/886-7070